THE SECURITIES EVIDENCED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

No.: W- 1

                                     WARRANT
                            TO PURCHASE COMMON STOCK
                                       OF
                              VITROTECH CORPORATION

                          (void after January 1, 2010)

      1. ISSUANCE OF WARRANT. FOR VALUE RECEIVED, on and after the date of issuance of this Warrant, and subject to the terms and conditions herein set forth, the Holder (as defined below) is entitled to purchase from Vitrotech Corporation, a Nevada corporation (the "Company"), at any time before 5:00 p.m. California time on January 1, 2010 (the "Termination Date"), at a price per share equal to the Warrant Price (as defined below and subject to adjustment as described below), the Warrant Stock (as defined below and subject to adjustment as described below) upon exercise of this warrant (this "Warrant") pursuant to
Section 6 hereof.

      2. DEFINITIONS. As used in this Warrant, the following terms have the definitions ascribed to them below:

            (A) "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which the national or state banks located in the State of California are authorized to be closed.

            (B) "COMMON STOCK" means the common stock, par value $0.01 per share, of the Company.

            (C) "HOLDER" means Vitrobirth, LLC or its assigns.

            (D) "PURCHASE AGREEMENT" means the Note and Warrant Purchase Agreement dated as of January 14, 2005 by and between the Company and the Holder.

            (E) "WARRANT PRICE" means $0.12 per share, subject to adjustment as described in Section 3 below.

            (F) "WARRANT STOCK" means the shares of Common Stock (or other securities) purchasable upon exercise of this Warrant or issuable upon conversion of this Warrant. The total number of shares to be issued upon the exercise of this Warrant shall be 3,625,000, subject to adjustment as described in Section 3 below.

      3. ADJUSTMENTS AND NOTICES. The Warrant Price and the number of shares of Warrant Stock shall be subject to adjustment from time to time in accordance with this Section 3.

            (A) SUBDIVISION, STOCK DIVIDENDS OR COMBINATIONS. In case the Company shall at any time subdivide the outstanding shares of Common Stock or shall issue a stock dividend with respect to the Common Stock, the Warrant Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of the Common Stock, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, in each case effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

            (B) RECLASSIFICATION, EXCHANGE, SUBSTITUTION, IN-KIND DISTRIBUTION. Upon any reclassifications, exchange, substitution or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant or upon the payment of a dividend in securities or property other than shares of Common Stock, the Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that the Holder would have received if this Warrant had been exercised or converted immediately before the record date for such reclassification, exchange, substitution, or other event or immediately prior to the record date for such dividend. The Company or its successor shall promptly issue to the Holder a new warrant for such new securities or other property. The new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise or conversion of the new warrant. The provisions of this Section 3(b) shall similarly apply to successive reclassifications, exchanges, substitutions, or other events and successive dividends. As used in this Section 3(b), the term "property" shall not include cash.

            (C) REORGANIZATION, MERGER ETC. In case of any (i) merger or consolidation of the Company into or with another corporation where the Company is not the surviving corporation, (ii) sale, transfer or lease (but not including a transfer or lease by pledge or mortgage to a bona fide lender) of all or substantially all of the assets of the Company or (iii) sale by the Company's shareholders of 50% or more of the Company's outstanding securities in one or more related transactions, the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition to closing any such reorganization, merger or sale, duly execute and deliver to the Holder hereof a new warrant so that the Holder shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise or conversion of the unexercised or unconverted portion of this Warrant, and in lieu of the shares of the Common Stock theretofore issuable upon exercise or conversion of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reorganization, merger or sale by the Holder of the number of shares of Common Stock then purchasable under this Warrant. Such new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The provisions of this subparagraph (c) shall similarly apply to successive reorganizations, mergers and sales.

            (D) DILUTIVE ISSUANCES.

                  (i) If at any time or from time to time after the date hereof, the Company issues or sells, or is deemed by the provisions of clause (iii) of this Section 3(d) to have issued or sold, Additional Shares of Common Stock (as hereinafter defined), other than a subdivision or combination of shares of Common Stock or as a dividend or other distribution of Common Stock as provided for elsewhere in this Section 3, for an Effective Price (as hereinafter defined) less than the then effective Warrant Price, then and in each such case the then existing Warrant Price shall be reduced as of the close of business on the date of such issue or sale to a price equal to the lowest such Effective Price.

                  (ii) For the purpose of making any adjustment required under this Section 3(d):

                  (A) "Additional Shares Of Common Stock" means all shares of Common Stock issued by the Company, whether or not subsequently reacquired or retired by the Company, or capital stock of the Company issued upon the exercise or conversion of Convertible Securities outstanding on the Date of Original Issue, other than shares of Common Stock issued or issuable:

                        (1) to employees, officers or directors of the Company,
                  pursuant to stock purchase or stock option plans or other arrangements that are approved by the Company's Board of Directors and issued pursuant to a registration on, and in strict conformity with the eligibility requirements of, Form S-8; or

                        (2) to consultants of the Company, pursuant to stock
                  purchase or stock option plans or other arrangements that are approved by the Company's Board of Directors and issued pursuant to a registration on, and in strict conformity with the eligibility requirements of, Form S-8; or

                        (3) to 1568931 Ontario Ltd. in connection with its
                  conversion of that certain $70,000 loan (and related warrant for 1,400,000 shares) to the Company dated September 24, 2004, convertible (or exercisable) at $0.05 per share;

                        (4) to Atlas Equities in connection with its conversion
                  of that certain $300,000 loan to the Company dated July 9, 2004, that has a default conversion price of $0.10 per share; or

                        (5) to the Holder in connection with its conversion of
                  the Notes sold pursuant to the Purchase Agreement.

                  (B) "Aggregate Consideration Received" by the Company for any issue or sale of securities shall (1) to the extent it consists of cash, be computed at the gross amount of cash received by the Company before deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale and without deduction of any expenses payable by the Company, (2) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board of Directors of the Company, and (3) if Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors of the Company to be allocable to such Additional Shares of Common Stock or Convertible Securities.

                  (C) "Convertible Securities" means stock or other securities (including options, warrants and other rights) of the Company ultimately convertible into or exercisable for shares of Common Stock.

                  (D) "Effective Price" of Additional Shares of Common Stock means the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Company under this Section 3(d), into the Aggregate Consideration Received, or deemed to have been received by the Company for such issue under this Section 3(d), for such Additional Shares of Common Stock.

                  (iii) For the purpose of making any adjustment to the Warrant Price required under this Section 3(d), if the Company issues or sells any Convertible Securities and if the Effective Price of the shares of Common Stock issuable upon conversion of the Convertible Securities is less than the Warrant Price then in effect, the Company shall be deemed to have issued at the time of the issuance of such Convertible Securities that number of Additional Shares of Common Stock equal to the maximum number of shares of Common Stock issuable upon conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Company for the issuance of such Convertible Securities, plus the minimum amounts of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion thereof; provided that:

                  (A) if the minimum amounts of such consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, the Company shall be deemed to have received the minimum amounts of consideration without reference to such clauses;

                  (B) if the minimum amount of consideration payable to the Company upon the conversion of Convertible Securities is reduced over time or on the occurrence or non-occurrence of specified events other than by reason of antidilution adjustments, the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced;

                  (C) if the minimum amount of consideration payable to the Company upon the conversion of Convertible Securities is subsequently increased, the Effective Price shall be again recalculated using the increased minimum amount of consideration payable to the Company upon the conversion of Convertible Securities; and

                  (D) no further adjustment of the Warrant Price, adjusted or subject to adjustment upon the issuance of such Convertible Securities, shall be made as a result of the actual issuance of shares of Common Stock on the conversion of any such Convertible Securities, unless the actual Aggregate Consideration Received is different than that previously deemed to be received prior to such issuance. If the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the Warrant Price adjusted upon the issuance of such Convertible Securities shall be readjusted to the Warrant Price which would have been in effect had an adjustment been made on the basis that the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold on the exercise of such rights of conversion of such Convertible Securities, and such shares of Common Stock, if any, were issued or sold for the consideration received for issuing or selling the Convertible Securities actually converted, plus the consideration, if any, actually received by the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion of such Convertible Securities, provided that such readjustment shall not apply to prior conversions of this Note.

                  (E) CERTIFICATE OF ADJUSTMENT. In each case of an adjustment or readjustment of the Warrant Price, the Company, at its own expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Holder. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based. No adjustment of the Warrant Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder.

                  (F) NO IMPAIRMENT. The Company shall not, by amendment of its Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all of the provisions of this Section 3 and in taking all such action as may be necessary or appropriate to protect the Holder's rights under this Section 3 against impairment. If the Company takes any action affecting the Common Stock or any other event occurs as to which the provisions of this Section 3 are not strictly applicable or if strictly applicable would not fairly protect the Holder's rights under this Warrant, then the Board of Directors of the Company shall make an adjustment in the number and/or class of shares available under this Warrant, the Warrant Price, or the application of such provisions, so as to protect the Holder's rights under this Warrant as aforesaid. The adjustment will be such as will give the Holder upon exercise for the same aggregate Warrant Price the same number, class and kind of securities the Holder would have owned had the Warrant been exercised prior to the occurrence of event requiring adjustment and had the Holder continued to hold such securities until after the occurrence of such event.

                  (G) FRACTIONAL SHARES. No fractional shares shall be issuable upon exercise or conversion of the Warrant and the number of shares to be issued shall be rounded up to the nearest whole share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying the Holder an amount computed by multiplying the fractional interest by the fair market value of a full share.

      4. NO SHAREHOLDER RIGHTS. This Warrant, by itself, as distinguished from any shares purchased hereunder, shall not entitle its Holder to any of the rights of a shareholder of the Company.

      5. RESERVATION OF STOCK. On and after the date hereof, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise or conversion of this Warrant. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock issuable upon the exercise or conversion of this Warrant.

      6. EXERCISE OF WARRANT. This Warrant may be exercised as a whole or part by the Holder, at any time after the date hereof prior to the termination of this Warrant, by the surrender of this Warrant, together with the Notice of Exercise and Investment Representation Statement in the forms attached hereto as ATTACHMENTS 1 and 2, respectively, duly completed and executed at the principal office of the Company, specifying the portion of the Warrant to be exercised and accompanied by payment in full of the Warrant Price in cash or by check with respect to the shares of Warrant Stock being purchased. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise. If this Warrant shall be exercised for less than the total number of shares of Warrant Stock then issuable upon exercise, promptly after surrender of this Warrant upon such exercise, the Company will execute and deliver a new warrant, dated the date hereof, evidencing the right of the Holder to the balance of this Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein.

      7. CONVERSION. In lieu of exercising this Warrant or any portion hereof, at any time the Holder hereof shall have the right to convert this Warrant or any portion hereof into Warrant Stock by executing and delivering to the Company at its principal office the written Notice of Conversion and Investment Representation Statement in the forms attached hereto as ATTACHMENTS 2 and 3, specifying the portion of the Warrant to be converted, and accompanied by this Warrant. The number of shares of Warrant Stock to be issued to Holder upon such conversion shall be computed using the following formula:

                                 X=(P)(Y)(A-B)/A

         where X =     the number of shares of Common Stock to be issued to the
                       Holder for the portion of the Warrant being converted.

               P = the portion of the Warrant being converted expressed as a decimal fraction.


               Y = the total number of shares of Common Stock issuable upon exercise of the Warrant in full.

               A = the fair market value of one share of Warrant Stock which means (i) the fair market value of the Warrant Stock as of the last Business Day immediately prior to the date the notice of conversion is received by the Company, as reported in the principal market for such securities or, if no such market exists, as determined in good faith by the Company's Board of Directors, or
                       (ii) if this Warrant is being converted in conjunction with a public offering of stock the price to the public per share pursuant to the offering.

               B =     the Warrant Price on the date of conversion.

Any portion of this Warrant that is converted shall be immediately canceled. This Warrant or any portion hereof shall be deemed to have been converted immediately prior to the close of business on the date of its surrender for conversion as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such conversion shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such conversion. If the Warrant shall be converted for less than the total number of shares of Warrant Stock then issuable upon conversion, promptly after surrender of the Warrant upon such conversion, the Company will execute and deliver a new warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein. If this Warrant is converted, as a whole or in part, after the occurrence of an event as to which Section 3(c) is applicable, the Holder shall receive the consideration contemplated by Section 3(c) in lieu of Common Stock of the Company.

      8. TRANSFER OF WARRANT. This Warrant may be transferred or assigned by the Holder hereof in whole or in part, provided that the transferor provides, at the Company's request, an opinion of counsel satisfactory to the Company that such transfer does not require registration under the Securities Act and the securities laws applicable with respect to any other applicable jurisdiction.

      9. TERMINATION. This Warrant shall terminate on 5:00 p.m. California time on the Termination Date.

      10. MISCELLANEOUS. This Warrant shall be governed by the laws of the State of California, as such laws are applied to contracts to be entered into and performed entirely in California by California residents. In the event of any dispute among the Holder and the Company arising out of the terms of this Warrant, the parties hereby consent to the exclusive jurisdiction of the federal and state courts located in the State of California for resolution of such dispute, and agree not to contest such exclusive jurisdiction or seek to transfer any action relating to such dispute to any other jurisdiction. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Company and the Holder of this Warrant. All notices and other communications from the Company to the Holder of this Warrant shall be delivered personally or by facsimile transmission or mailed by first class mail, postage prepaid, to the address or facsimile number furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address or facsimile number to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail.

                      [SIGNATURE APPEARS ON FOLLOWING PAGE]

ISSUED:  January 14, 2005

                                        VITROTECH CORPORATION

                                        By:
                                            ------------------------------------
                                            Name:  Glenn Easterbrook
                                            Title: Chief Executive Officer

                                  ATTACHMENT 1

                               NOTICE OF EXERCISE

TO: ___________________

      1. The undersigned hereby elects to purchase _______________ shares of the Warrant Stock of Vitrotech Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

      2. Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:

         -----------------------------------------------------------------
                                     (Name)

         -----------------------------------------------------------------
                                    (Address)

---------------------------------       ----------------------------------------
(Date)                                  (Name of Warrant Holder)

                                        By:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                  ATTACHMENT 2

                       INVESTMENT REPRESENTATION STATEMENT

                           Shares of the Common Stock
                     (as defined in the attached Warrant) of
                              Vitrotech Corporation

      In connection with the purchase of the above-listed securities, the undersigned hereby represents to Vitrotech Corporation (the "Company") as follows:

      (a) The securities to be received upon the exercise of the Warrant (the "Securities") will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any Securities issuable upon exercise of the Warrant.

      (b) The undersigned understands that the Securities issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to Section 4(2) of the Securities Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company's reliance on such exemptions is predicated on the undersigned's representations set forth herein.

      (c) The undersigned agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) it shall have furnished the Company with an opinion of counsel satisfactory to the Company and Company's counsel to the effect that (A) appropriate action necessary for compliance with the Securities Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Securities Act and such laws is available, and (B) the proposed transfer will not violate any of said laws.

      (d) The undersigned acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company's business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company's disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company. The undersigned represents that it is an "accredited investor" within the meaning of Regulation D of the Securities Act.

      (e) The undersigned acknowledges that the Securities issuable upon exercise or conversion of the Warrant must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold from the Company or any affiliate of the Company, the sale being through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three month period not exceeding specified limitations.

Dated:
      ----------------------------

                                            (Typed or Printed Name)
                                            ------------------------------------

                                            By:
                                               ---------------------------------
                                               (Signature)

                                            ------------------------------------
                                            (Title)

                                  ATTACHMENT 3

NOTICE OF CONVERSION

TO: _____________________

      1. The undersigned hereby elects to acquire _______________ shares of the Warrant Stock of Vitrotech Corporation pursuant to the terms of the attached Warrant, by conversion of _________ percent (_____%) of the Warrant.

      2. Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:

             ------------------------------------------------------
                                     (Name)

             ------------------------------------------------------
                                    (Address)

----------------------------                ------------------------------------
(Date)                                      (Name of Warrant Holder)

                                            By:
                                               ---------------------------------

                                            Title:
                                                  ------------------------------
                                                  (Title and signature of
                                                   authorized person)